EXHIBIT 99.1

ARBINET DIRECTOR RESIGNS FROM BOARD

New Brunswick, NJ, April 4, 2006 – Arbinet-thexchange, Inc. (NASDAQ: ARBX), the world’s leading electronic marketplace for trading, routing and settling communications capacity, today announced that William G. Kingsley is resigning from Arbinet’s Board of Directors, which will enable him to devote more time to EnerTech Capital’s new energy and clean technology venture fund.

Anthony L. Craig, Arbinet’s Chairman, said, “Bill has diligently served on the Arbinet Board since 2001. We are all grateful for his dedication to the Company and for his advice and counsel. We wish him well in his future endeavors.”

Mr. Kingsley stated, “Arbinet is well positioned to execute on its strategic plan. It has been a pleasure to serve as a director and with the upcoming Annual Meeting, this was an appropriate time for me to make this transition. I have complete confidence that my fellow Board members and Arbinet’s management team have the experience, vision and motivation to guide Arbinet’s continued success in the marketplace.”

Separately today the Company announced that it has filed its preliminary proxy statement with the Securities and Exchange Commission in which the Arbinet Board has nominated Michael J. Donahue and Leo Pound for election to the Arbinet Board of Directors at the Company’s 2006 Annual Meeting of Stockholders.

About Arbinet

Arbinet is the leading electronic marketplace for trading, routing and settling communications capacity. Members of the exchange, consisting primarily of communications service providers, anonymously buy and sell voice calls and Internet capacity based on route quality and price through its centralized, efficient and liquid marketplace. Members place orders through a web-based interface. Its fully automated, highly scalable trading platform matches these orders using proprietary software and delivers them through state-of-the-art facilities. Arbinet is focusing on leveraging its web-based trading systems, intellectual property portfolio and operations support systems to allow trading, routing and settlement of other digital goods and offer additional services.

Additional Information and Where to Find It

The Company filed a preliminary proxy statement with the Securities and Exchange Commission on April 4, 2006 and will mail to its stockholders a definitive proxy statement in connection with the 2006 annual meeting of stockholders (the “Proxy Statement”). The Proxy Statement contains important information about the Company, the annual meeting and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN, AND WILL CONTAIN, IMPORTANT INFORMATION.

Investors and security holders can obtain free copies of the Proxy Statement and other documents filed with the Securities and Exchange Commission by the Company through the website maintained by the Securities and Exchange Commission at www.sec.gov. In addition, filings of the Company with the Securities and Exchange Commission, can be obtained, without charge, by directing a request to Arbinet-thexchange, Inc., Mike Lemberg, 120 Albany Street, Tower II, Suite 450, New Brunswick, NJ 08901 (Tel: (732) 509-9220) or by emailing questions to mlemberg@arbinet.com.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Proxy Statement. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on March 14, 2006, and its preliminary proxy statement for its 2006 annual meeting, as filed with the Securities and Exchange Commission on April 4, 2006. INVESTORS AND SECURITY HOLDERS SHOULD READ THE PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAREFULLY BEFORE MAKING A DECISION.

Contacts

Barrett Golden / Eric Brielmann

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

120 Albany St. Tower II, Suite 450, New Brunswick, NJ 08901

phone: 732-509-9100, fax: 732-509-9101, website: www.arbinet.com